SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 23, 2001
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                   000-26422                94-3171943
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                Identification Number)


                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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Item 5. Other Events

            On February 23, 2001, the Registrant issued a press release addressing the Registrant's proposed plans to conduct a Phase 3 clinical trial of Surfaxin(R) in Latin America for the treatment of idiopathic respiratory distress syndrome (IRDS) in premature newborns.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

            (c) Exhibits:

                  99.1 Press Release dated February 23, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Discovery Laboratories, Inc.


                                By:   /s/ Robert J. Capetola, Ph.D.
                                    --------------------------------------
                                Name:  Robert J. Capetola, Ph.D.
                                Title: President and Chief Executive Officer

Date: March 2, 2001


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